Exhibit 99.1

MICRONET ENERTEC
TECHNOLOGIES, INC

Always in Front

Investor Presentation

August 2013

Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding Micronet Enertec’s future results of operations and financial position, financial targets, business strategy, plans and objectives for future operations, are forward-looking statements. The Company has based these forward-looking statements largely on its current estimates of its financial results and its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs as of the date of this presentation. These forward-looking statements are subject to a number of risks, uncertainties and assumptions. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for Company management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.
More detailed information about the risk factors affecting the Company’s performance is available under the heading “Risk Factors” in the Company’s Annual Report on form 10-K filed with the Securities and
Exchange Commission (the “SEC”) on March 29, 2013, which is available on the SEC’s website,
www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analyses only as of the date hereof. The Company neither intends to, nor assumes any obligation to, update or revise these forward-looking statements in light of developments that differ from those anticipated.

Statement on Pro Forma Financials
The pro forma condensed consolidated financial information included in this investor presentation is constructed from the separate financial statements of the Company and Micronet Ltd.
(“Micronet”), in which the Company has a controlling interest, and may not represent the financial information that would result from operations of the combined companies. In addition, the pro forma condensed consolidated financial information included in this investor presentation is based in part on certain assumptions that we believe are reasonable. We cannot assure you that our assumptions will prove to be accurate over time. Accordingly, the historical and pro forma condensed consolidated financial information included in this investor presentation may not reflect what the Company’s results of operations and financial condition would have been had we been a combined entity during the periods presented, or what our results of operations and financial condition will be in the future. The challenge of integrating previously independent businesses makes evaluating our business and our future financial prospects difficult. Our potential for future business success and operating profitability must be considered in light of the risks, uncertainties, expenses and difficulties typically encountered by recently combined companies.

MICRONET ENERTEC
TECHNOLOGIES, INC

micronet
0.1
I-94 East
3:42 p
80.3 mi

Micronet Enertec Technologies Inc.
NASDAQ: MICT

• Delaware corporation, USA based
• Develop, manufacture & market:
▪ Advanced mobile ruggedized computers, tablets and equipment that are embedded & integrated in commercial applications
• Focus on two billion-dollar vertical markets
1. Aerospace/Defense
2. Mobile Resource Management (MRM) / Fleet Management (FM)
▪ 23% CAGR for global MRM market and expect continued growth
• Corporate structure
▪ Own 100% Enertec Systems - Aerospace/Defense
▪ Own 54% Micronet Ltd - MRM & FM
• R&D and operating subsidiaries: Israel
• Joint venture: India
• Sales presence: United Kingdom

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
4,432
18,132

75% Increase

Revenue Performance
Six Month 2013 GAAP
Annual GAAP
(includes only 1 quarter of Micronet results)
Year Ended December 31
Jan-June 2012 Jan-June 2013
$10,146
$17,788
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
$20,000
2011
2012
Revenue (000)
10,146 17,778 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000   75 % Increase 4,432 18,132 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Jan - June 2012 Jan - June 2013

Six Month 2013 Revenue Breakdown

Revenue by Segment
Revenue by Geography
MRM
Aerospace
79%
21%
67%
4%
29%

Rugged Tablet Computers for MRM/FM

Our mobile fleet management computers help maximize
productivity, reduce costs and improve corporate control by
automating manual workflow processes
 • We provide robust programmable automotive-grade mobile computers
 • We supply top-tier fleet management service companies
 • We design, develop and manufacture our products in-house

MICRONET ENERTEC
TECHNOLOGIES, INC

micronet
Demo
0.1
I-94 East
3:42 p
80.3 mi

2
New Mail Messages
10.7
Driving 10:09
On Duty 12:45
PC Off Duty (mi) 42.5
6.9

micronet
SETTINGS

RFID

Fit-for-purpose Rugged Tablet Computers

Our products are designed to integrate with vehicle power sources and computer systems, and built to withstand wide temperature ranges, shock & vibrations, and connect to ancillary devices.
Cellular
GPS
W/LAN
CANBus
Bluetooth
USBs
LAN
Comm Ports
12V/24V

MRM Applications

• Time Management and Safety Compliance
• Two-Way Messaging and Task Management
• Dynamic Dispatching and Navigation
• Form-based Reporting
• Proof of Delivery and Invoicing
Key Worker / Workflow Applications

MRM Sectors

• Haulage & Distribution
• Construction Supply
• Local Fleets - Technical Services
• Public Transportation - Buses & Taxis
• Municipalities & Utilities
• Public Safety - Police, Fire, Ambulances
Main vertical markets

MICRONET ENERTEC
TECHNOLOGIES, INC

GSD™

android

Windows Embedded Compact 7

Windows Embedded CE 6.0

Patent-pending Guardian System Design (GSD) - Cloud-based SaaS functionality enables remote device monitoring and facilitates user support and technical trouble shooting
 • Remote mobile device management
 • Fail-safe and cost effective Firmware and Application Over the Air
 (OTA) updates
 • Recurring revenue business model
Micronet Innovation

MICRONET ENERTEC
TECHNOLOGIES, INC

HTML 5

android

Windows 8

Green Hills SOFTWARE

Platform to serve after-market solutions & truck OEMs
Cloud world
Infotainment
Enterprise
HMI control,
Diagnostics &
virtualization
Micronet Technology Vision

Global MRM Market

• 13.8 million subscribers as of December 2012
• Expected to grow to 32 million in 2016
• 700,000 companies using MRM today
Sources: C.J. Driscoll & Associates and Licht & Associates, 2012
-
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
30,000,000
35,000,000
2010
2011
2012E
2013P
2014P
2015P
2016P
MRM Subscribers

23% CAGR

U.S. MRM Market

U.S. MRM market today has more than 5 million units in service
• Total U.S. MRM market projected to grow to 9 million units in service by 2015
• 300,000+ companies use MRM systems and services
Source: C.J. Driscoll & Associates
Every million units represent a $400 million revenue opportunity for Micronet
-
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
7,000,000
8,000,000
9,000,000
10,000,000
2011
2012E
2013P
2014P
2015P
MRM Subscribers
Heavy Equipment Monitoring
Trailer/Container Monitoring Systems
Installed Units
-
Long Haul Trucking
GPS
-
Capable Cell Phones/Smartphones/Tablets
Installed Units
-
Local Fleet Market

Total Units
Total	5,700,000	9,000,000	3,300,000	4,740,000	8,040,000	3,010,000

U.S. MRM Growth Analysis

• The U.S. is approximately 40% of the global MRM market
• Micronet has already penetrated and sells to major MRM service providers and is positioned to take a significant share of the U.S. and global market
3-year potential of 3 million units @ $400/unit
= $1.2 billion in relevant U.S. revenue opportunity (2013-2015)
Sources: Micronet and C.J. Driscoll & Associates
(1) Approximately 20% of installed units are replaced annually
(2) Assumes that 33% of Local Fleet applications are relevant to Micronet
Vertical
2012
Subscribers
2015
Subscribers
New
Subscriber
Growth
Replacement
Units
(1)
Total New
Units
Relevant to
Micronet
(2)
Local Fleet
2,900,000

4,550,000

1,650,000

2,400,000

4,050,000

1,350,000

GPS iPhones
1,230,000

1,800,000

570,000

966,000

1,536,000

-

Long Haul
700,000

1,200,000

500,000

620,000

1,120,000

1,120,000

Trailers/Containers
670,000

950,000

280,000

514,000

794,000

-

Heavy Equipment
200,000

500,000

300,000

240,000

540,000

540,000

Total 5,700,000 9,000,000 3,300,000 4,740,000 8,040,000 3,010,000

MICRONET ENERTEC
TECHNOLOGIES, INC

Trimble

teletrac

IMARDA

Belgravium
Technologies plc

Fleet Management Customers

Trimble Inc. (NASDAQ: TRMB): A $7 billion market cap corporation, the second largest provider of FM and MRM solutions with 370,000 installed units
Teletrac Inc.: A provider of advanced and interactive fleet
automation software based in California. Teletrac provides solutions to more than 20,000 fleets with 200,000 vehicles
Imarda Ltd: A provider of fleet management solutions based in
Australia and New Zealand
Belgravium Technologies PLC (AIM: BVM): A market leader in
enterprise mobile computing solutions with an installed global product base of over 300,000 terminals

Aerospace & Defense Systems

MICT military computers and equipment are embedded in the core of electronic platforms, including: missiles, tanks, combat aircraft, drones, missile boats, submarines, command and control systems
Command &
Tracking
Systems
Naval
Communications
Systems
Operations
Consoles for
Weapon
Systems
Ground
Command
Systems
Naval Control
Systems

Critical Missile Defense Technologies

MICT Computers and Equipment are Integrated into Critical Missile
Defense Systems
Our systems and technology are embedded in the Arrow and Iron Dome missile programs as well as in naval platforms

President Obama - Iron Dome Missiles (command and control computers by MICT)
Critical Missile Defense Technologies

MICRONET ENERTEC
TECHNOLOGIES, INC

IAI
ISRAEL AEROSPACE INDUSTRIES

RAFAEL
ADVANCED DEFENSE SYSTEMS LTD.

Elbit Systems

Missile Defense Customers

Israel Aerospace Industries (IAI): With annual revenues of over $3 billion, IAI is the largest aerospace and defense company and the largest industrial exporter in Israel. Globally recognized leader in development and production of military and commercial aerospace and defense systems
Rafael Advanced Defense Systems Ltd: A $1.8 billion revenue
defense corporation involved in all critical projects used by the Israeli defense forces and many foreign ones
Elbit Systems Ltd. (NASDAQ and TASE:ESLT): A $3 billion revenue defense contractor with operations in Israel and the U.S.

Assets

Liabilities

$ 36,952	$ 12,436
$ 3,612	$ 3,538
	$ 24,590

Summary Balance Sheet

June 30, 2013 - ($000’s)
Current Assets
Current Liabilities
Cash, cash equivalents & marketable securities
19,189
$

Short-term and current portion of long-term debt
(1)
6,978
$

Accounts Reveivables
10,723

Account Payables
5,436

Inventories
5,325

Other current
22

Other current
1,715

Total current assets
Total current liabilities
Property and equipment, net
2,297

Long-term debt and others
(1)
3,139

Intangible assets and others, net
1,271

Other long-term
399

Long-term deposit
44

Total long-term assets
Total long-term liabilities
Shareholders Equity
Micronet Enertec stockholders
17,577

Non controlling interest
7,013

Total equity
Total Assets
40,564
$
Liabilities and shareholders equity
40,564
$

Long-term assets
Long-term liabilities
$36,952 $12,436 $3,612 $3,538 $24,590

 Six Month Highlights 2013 vs. 2012

• Revenue: Growth of 309% from $4.4M to $18.1M.
• Operational Income: Increased from $452K to $2.3M.
• Revenue -Aerospace division (Enertec) : A growth of 18%.
• Revenue -MRM Division (Micronet) : A decline of 11%.
• Gross Margin: Increased from 34% to 36%
• EBITDA: Increased from $498K to $3M.

Six Month Summary Financial Data

	Six months ended June 30,
	2013	2012
	in thousands	in thousands
Revenues	$18,132	$4,432
Cost of revenues	11,618	2,915
Gross profit	6,514	1,517
Operating expenses:
Research and development	1,389	109
Selling and marketing	678	175
General and administrative	1650	781
Amortization of intangible assets	471	-
Total operating expenses	4,188	1,065

Income from operations	2,326	452
Financial expenses, net	(1,848)	(417)
Other income	-	21
Income before provision for income taxes	478	56
Taxes on income	130	12
Share in profit of affiliated company	-	(17)
Net income	348	27
Net income attributable to non-controlling interests	1,037	-

Net Income (loss) attributable to Micronet Enertec	(689)	27

NON-GAAP
1200
1000
800
600
400
200
0
1098
176
Jan-June 2012
Jan-June 2013

GAAP
100
0
-100
-200
-300
-400
-500
-600
-700
-800
27
-689
Jan-June 2012
Jan-June 2013

Six Month Net Income Performance
($ in thousands)
176 1098 0 200 400 600 800 1000 1200 NON - GAAP Jan - June 2012 Jan - June 2013 24 27 - 689 - 800 - 700 - 600 - 500 - 400 - 300 - 200 - 100 0 100 GAAP Jan - June 2012 Jan - June 2013

Six Month Consolidated Statements of Income
($ in thousands)
	Jan-June 2013		Jan-June 2012
Sales	18,132		4,432
Gross profit	6,514	36%	1,517	34%
Operating expenses	4,188	23%	1,065	24%
Income from operations	2,326	13%	452	10%
Net GAAP Income (Loss)	(689)	(4%)	27	1%
Net NON GAAP Income (Loss)	1,098	6%	176	4%

Six Month Non-GAAP Financial Measures
($ in thousands)

	Jan-June 2013	Jan-June 2012
Net income (loss) attributable to Micronet Enertec	(689)	27
Amortization of acquired intangible assets	471
Change in fair value of warrants	193	(17)
Amortization of UTA's note discount and related expense	1,188	166
Stock-based compensation	6
Income tax-effect of above non-GAAP adjustments	(71)
Total non-GAAP net income attributable to Micronet Enertec	1,098	176
Non-GAAP net income per diluted share	0.29	0.05
Shares used in per share calculations	3,727,372	3,241,500

GAAP Net income (loss) per share	(0.18)	0.01

Six month Financial Expenses
($ in thousands)
	Jan-June 2013	Jan-June 2012
Change in the fair value of the put and call options	193	-
Amortization of discount	1,188	166
Interest and Exchange differences	467	251
Financial expense, net	1,848	417

Second Quarter Consolidated Statements of Income
($ in thousands)
	April-June 2013		April-June 2012
Sales	7,771		2,480
Gross profit	2,868	37%	924	37%
Operating expenses	2,003	26%	511	21%
Income from operations	865	11%	413	17%
Net GAAP Income (Loss)	(227)	(3%)	176	7%
Net NON - GAAP Income (Loss)	372	5%	250	10%

Second Quarter Non-GAAP Financial Measures
($ in thousands)
	April-June 2013	April-June 2012
Net income (loss) attributable to Micronet Enertec	(227)	176
Amortization of acquired intangible assets	93
Change in fair value of warrants	(105)	(9)
Amortization of UTA's note discount and related expenses	619	83
Stock-based compensation	6
Income tax-effect of above non-GAAP adjustments	(14)
Total non-GAAP net income attributable to Micronet Enertec	372	250
Non-GAAP net income per diluted share	0.07	0.08
Shares used in per share calculations	5,211,888	3,241,500

GAAP Net income (loss) per share	(0.04)	0.05

Second Quarter Financial Expenses
($ in thousands)
	4-6.2013	4-6.2012
Change in the fair value of the put and call options	(105)	-
Amortization of discount	620	83
Interest and Exchange differences	202	163
Financial expense, net	717	246

Summary Financial Data, 2011-2012

(1) For 2012, the loss of $325 includes $1,171 of inventory amortization and $551 of intangible asset amortization, if excluded, income from operations would have been $1,397
For the year ended
December 31
2012
2011
(in thousands, except share and per share amounts)
Consolidated Statement of Operations Data:
Revenue

17,788
$

10,146
$

Cost of revenue

13,790

6,297

Gross profit

3,998

3,849

Operating Expenses

4,323

1,956

Income (loss) from operations
(1)

(325)

1,893

Other (loss) income

4,893

(534)

Net income

4,568

1,359

Net income attributable to Micronet Enertec

5,417
$

1,359
$

MICRONET ENERTEC TECHNOLOGIES, INC

$3 Million Increase

299% Increase

Annual Net Income Performance

Consolidated Pro Forma
GAAP
Year Ended December 31
Year Ended December 31
($82)
$2,840
($500)
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
2011
2012
$1,359
$5,417
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2011
2012
Net Income (000)
$3 Million Increase, 299% Increase

Comparable Companies

(figures in millions, except per share data)
Price (1)
52 - Week
Equity
Firm
Firm Value / Revenue
Firm Value / EBITDA
Price / Earnings
Company
@ 06/10/13
High
Low
Value
Value (2)
LTM
CY 2013E
CY 2014E
LTM
CY 2013E
CY 2014E
LTM
CY 2013E
CY 2014E
QUALCOMM Incorporated
$62.03
$68.50
$53.09
$107,178
$93,724
4.3 x
3.7 x
3.4 x
12.3 x
9.6 x
8.7 x
17.2 x
13.7 x
12.7 x
Trimble Navigation Limited
26.79

32.03

20.01

6,853

7,646

3.7
3.3
3.0
19.3
21.0
18.1
36.3 x
18.0 x
15.3 x
Elbit Systems Ltd.
44.69

44.78

31.72

1,882

2,337

0.8
0.8
0.8
6.7
6.6
6.4
10.4 x
10.3 x
9.9 x
Zebra Technologies Corp.
45.95

47.24

31.79

2,340

1,926

1.9
1.9
1.8
10.4
9.8
8.8
20.1 x
17.4 x
15.5 x
Fleetmatics Group PLC
31.44

31.61

19.20

1,089

1,011

7.3
6.1
4.9
35.9
21.5
16.2
148.3 x
44.0 x
33.0 x
Astronics Corporation
39.52

39.63

19.25

571

582

2.1
1.8
1.5
14.0
10.7
8.1
23.5 x
20.0 x
16.8 x
Median
$2,111
$2,131
2.9 x
2.6 x
2.4 x
13.1 x
10.2 x
8.8 x
21.8 x
17.7 x
15.4 x
Mean
19,986

17,871

3.4
2.9
2.6
16.4
13.2
11.1
42.6
20.6
17.2
Source: Bloomberg and Wall Street Research
Note: LTM = Latest Twelve Months
NM = Not Meaningful; NA = Not Available
(1) Stock price as of June 10, 2013
(2) Firm Value (FV) equals Equity Value plus debt less cash

Experienced Management Team

David Lucatz - Chairman of the Board and CEO
• 25 years’ experience with a successful track record in operations, finance, business development and management, including:
• Co-owner of ITL Optronics Ltd., an advanced electronics supplier to the defense and security industries, listed on the Tel Aviv Stock Exchange
• CEO of Taliplast, a leading manufacturer of Plastic products
• EVP of Securitas, a public finance investments group
Tali Dinar - Chief Financial Officer
• 15 years’ experience managing financial operations in the homeland and defense industries
• Former Manager at Kost Forer Gabbay & Kassierer, a member of Ernst & Young Global
• A former Chief Controller of GCST, a major Global Homeland Security Group, and ITL Optronics

Experienced Management Team (cont.)

Rafael Katz, CEO Micronet Ltd
• Experienced high-tech executive, Sales & Marketing background in Telecom industry
• Joined Micronet in 2002 - CEO since 2005 - led company’s IPO in late 2006
• 1997-2002 - CTMotion, Co-founder - CEO, Cellular Location Based Services
• 1988-1997 - Aerotel, VP Sales & Marketing, Computer Telephony Integration (Voice Response)
Zvi Avni, CEO Enertec Systems Ltd
• Mr. Avni is responsible for the unique position of Enertec as a certified supplier and partner for development of special computers for the defense industry in Israel
• Mr. Avni graduated the Technion in 1982 and earned a degree as a practical electronic engineer

Investment Highlights

Experienced
Management Team
▪Deep industry expertise
▪Proven track record
Diversified Platform
▪Proven solution provider
▪High-end product line
▪Cutting-edge R&D
Improving Financials
▪Strong balance sheet
▪Growing revenues &
expanding profitability
Growing Billion $
Global Markets
▪Civilian & military
applications
▪Major global industry-
leading customers
▪Organic and M&A focus

MICRONET ENERTEC
TECHNOLOGIES, INC

Always in Front